SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2010

C. R. BARD, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-6926	22-1454160
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

730 Central Avenue Murray Hill, New Jersey	07974
(Address of Principal Executive Office)	(Zip Code)

(908) 277-8000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 15, 2010, C. R. Bard, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, in connection with the offer and sale of $250,000,000 aggregate principal amount of 2.875% notes due 2016 (the “2016 Notes”) and $500,000,000 aggregate principal amount of 4.400% notes due 2021 (the “2021 Notes” and, together with the 2016 Notes, the “Notes”). A copy of the Underwriting Agreement is attached as Exhibit 1.1.

The Notes were offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-171166) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2010, as supplemented by the final prospectus supplement filed with the SEC on December 17, 2010.

The Notes were issued pursuant to an indenture dated December 20, 2010 (the “Base Indenture”) between the Company and Wells Fargo Bank, National Association, as trustee, the form of which was filed as an exhibit to the Registration Statement, as supplemented by a first supplemental indenture dated December 20, 2010 (the “First Supplemental Indenture”). A copy of the Base Indenture, the Supplemental Indenture and the forms of the 2016 Notes and 2021 Notes, are attached hereto as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively.

The above descriptions of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture and the Notes in this report are summaries only and are qualified in their entirety by the terms of such agreements and instruments, respectively. Each of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture and the form of the Notes is incorporated herein by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

1.1	Underwriting Agreement, dated December 15, 2010, by and among C. R. Bard, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated December 20, 2010, between C. R. Bard, Inc. and Wells Fargo Bank, National Association, as Trustee.

4.2	First Supplemental Indenture, dated December 20, 2010, between C. R. Bard, Inc. and Wells Fargo Bank, National Association, as Trustee.

4.3	Form of 2.875% Notes due 2016 (included as Exhibit A in Exhibit 4.2).

4.4	Form of 4.400% Notes due 2021 (included as Exhibit B in Exhibit 4.2).

5.1	Opinion of Simpson Thacher & Bartlett LLP.

5.2	Opinion of Drinker Biddle & Reath LLP.

23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.1).

23.2	Consent of Drinker Biddle & Reath LLP (included as part of Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C. R. BARD, INC.

By:	/s/ Todd C. Schermerhorn
Name:	Todd C. Schermerhorn
Title:	Senior Vice President and
Chief Financial Officer

December 20, 2010

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INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated December 15, 2010, by and among C. R. Bard, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated December 20, 2010, between C. R. Bard, Inc. and Wells Fargo Bank, National Association, as Trustee.

4.2	First Supplemental Indenture, dated December 20, 2010, between C. R. Bard, Inc. and Wells Fargo Bank, National Association, as Trustee.

4.3	Form of 2.875% Notes due 2016 (included as Exhibit A in Exhibit 4.2).

4.4	Form of 4.400% Notes due 2021 (included as Exhibit B in Exhibit 4.2).

5.1	Opinion of Simpson Thacher & Bartlett LLP.

5.2	Opinion of Drinker Biddle & Reath LLP.

23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.1).

23.2	Consent of Drinker Biddle & Reath LLP (included as part of Exhibit 5.2).

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